UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM T-1

 STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

 CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________

                         ------------------------------

                              BANKERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

             NEW YORK                                         13-4941247
(Jurisdiction of Incorporation or                           (I.R.S. Employer
organization if not a U.S. national bank)                  Identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                              10006
(Address of principal                                         (Zip Code)
executive offices)

                              Bankers Trust Company
                              Legal Department
                              130 Liberty Street, 31st Floor
                              New York, New York 10006
                              (212) 250-2201
            (Name, address and telephone number of agent for service)
                        ---------------------------------

                     First Security Auto Owner Trust 1998-1
               (Exact name of obligor as specified in its charter)


            Delaware                                       87-6240825
 (State or other jurisdiction of                       (I.R.S. employer
  Incorporation or organization)                       Identification no.)


                          C/O Wilmington Trust Company
                               Rodney Square North
                             110 North Market Street

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


                           Wilmington, Delaware 19890
                    (Address of principal executive offices)


                     First Security Auto Owner Trust 1998-1
                               Asset Backed Notes
                       (Title of the indenture securities)


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


Item   1.         General Information.
                  Furnish the following information as to the trustee.

                   (a) Name and address of each examining or supervising authority to which it is subject.

Name                                                         Address

Federal Reserve Bank (2nd District)                        New York, NY
Federal Deposit Insurance Corporation                      Washington, D.C.
New York State Banking Department                          Albany, NY

                  (b) Whether it is authorized to exercise corporate trust powers.
                           Yes.

Item   2.         Affiliations with Obligor.

                  If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None.

Item 3. -15.      Not Applicable

Item  16.         List of Exhibits.

                  Exhibit 1 -       Restated   Organization    Certificate    of
                                    Bankers  Trust Company dated August 7, 1990,
                                    Certificate of Amendment of the Organization
                                    Certificate  of Bankers  Trust Company dated
                                    June  21,  1995  -  Incorporated  herein  by
                                    reference  to  Exhibit 1 filed with Form T-1
                                    Statement,    Registration   No.   33-65171,
                                    Certificate of Amendment of the Organization
                                    Certificate  of Bankers  Trust Company dated
                                    March 20, 1996, incorporated by reference to
                                    Exhibit  1 filed  with  Form T-1  Statement,
                                    Registration No.  333-25843,  Certificate of
                                    Amendment of the Organization Certificate of
                                    Bankers  Trust  Company dated June 19, 1997,
                                    incorporated by reference to Exhibit 1 filed
                                    with Form T-1  Statement,  Registration  No.
                                    333-45229  and  Certificate  of Amendment of
                                    the  Organization   Certificate  of  Bankers
                                    Trust Company dated March 26, 1998, copy attached.

                  Exhibit 2 -       Certificate   of   Authority   to   commence
                                    business - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement,
                                    Registration No.
                                    33-21047.


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

                  Exhibit 3 -       Authorization  of  the  Trustee to  exercise
                                    corporate trust powers Incorporated herein by reference to Exhibit 2 filed with Form
                                    T-1 Statement, Registration No. 33-21047.

                  Exhibit 4 -       Existing    By-Laws    of    Bankers   Trust
                                    Company,  as amended on November  18,  1997.
                                    Copy attached.

                  Exhibit 5 -       Not applicable.

                  Exhibit 6 -       Consent    of   Bankers     Trust    Company
                                    required  by  Section  321(b)  of  the  Act.
                                    Incorporated  herein by reference to Exhibit
                                    4   filed    with   Form   T-1    Statement,
                                    Registration No. 22-18864.

                  Exhibit 7 -       The latest  report of  condition  of Bankers
                                    Trust Company dated as of June, 1998. Copy attached.

                  Exhibit 8 -       Not Applicable.

                  Exhibit 9 -       Not Applicable.





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

                                    SIGNATURE



         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the ____ day of October, 1998.


                                                BANKERS TRUST COMPANY



                                                By:      Lillian K. Peros
                                                   ---------------------------
                                                         Lillian K. Peros
                                                         Vice President

                               State of New York,

                               Banking Department



         I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8005 of the Banking Law," dated March 18, 1998, providing for an increase in authorized capital stock from $2,351,666,670 consisting of 135,166,667 shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of $1,000,000 each designated as Series Preferred Stock to
$2,501,666,670 consisting of 150,166,667 shares with a par value of $10 each designated as Common Stock and 1,000 shares with a par value of $1,000,000 each designated as Series Preferred Stock.

Witness, my hand and official seal of the Banking Department at the City of New York, this 26th day of March in the Year of our Lord one thousand nine hundred and ninety-eight.


                                                         Manuel Kursky
                                                 -------------------------------
                                                 Deputy Superintendent of Banks


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



                            CERTIFICATE OF AMENDMENT

                                     OF THE

                            ORGANIZATION CERTIFICATE

                                OF BANKERS TRUST

                      Under Section 8005 of the Banking Law

                          -----------------------------

         We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and an Assistant Secretary of Bankers Trust Company, do hereby certify:

         1. The name of the corporation is Bankers Trust Company.

         2. The organization certificate of said corporation was filed by the Superintendent of Banks on the 5th of March, 1903.

         3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

         4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value of the shares and the capital stock outstanding, which reads as follows:

         "III. The amount of capital stock which the corporation is hereafter to have is Two Billion, Three Hundred and Fifty One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($2,351,666,670), divided into One Hundred Thirty Five Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (135,166,667) shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

is hereby amended to read as follows:

         "III. The amount of capital stock which the corporation is hereafter to have is Two Billion Five Hundred and One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($2,501,666,670), divided into One Hundred Fifty Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (150,166,667) shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of One

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

         Million  Dollars  ($1,000,000)  each  designated  as  Series  Preferred
         Stock."

         6.  The  foregoing  amendment  of  the  organization   certificate  was
authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

         IN WITNESS WHEREOF, we have made and subscribed this certificate this 18th day of March, 1998.


                                         James T. Byrne, Jr.
                                         -------------------------------------
                                         James T. Byrne, Jr.
                                         Managing Director and Secretary


                                         Lea Lahtinen
                                         -------------------------------------
                                         Lea Lahtinen
                                         Vice President and Assistant Secretary

State of New York          )
                                    )  ss:
County of New York         )

         Lea Lahtinen, being fully sworn, deposes and says that she is a Vice President and an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements herein contained are true.

                                                            Lea Lahtinen
                                                            -------------------
                                                            Lea Lahtinen

Sworn to before me this 18th day of March, 1998.


         Sandra L. West
         ---------------------
         Notary Public

           SANDRA L. WEST
   Notary Public State of New York
           No. 31-4942101
    Qualified in New York County
Commission Expires September 19, 1998

                                     BY-LAWS






                                NOVEMBER 18, 1997









                              Bankers Trust Company
                                    New York

                                     BY-LAWS
                                       of
                              Bankers Trust Company

                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS


SECTION 1. The annual meeting of the stockholders of this Company shall be held at the office of the Company in the Borough of Manhattan, City of New York, on the third Tuesday in January of each year, for the election of directors and such other business as may properly come before said meeting.

SECTION 2. Special meetings of stockholders other than those regulated by statute may be called at any time by a majority of the directors. It shall be the duty of the Chairman of the Board, the Chief Executive Officer or the President to call such meetings whenever requested in writing to do so by stockholders owning a majority of the capital stock.

SECTION 3. At all meetings of stockholders, there shall be present, either in person or by proxy, stockholders owning a majority of the capital stock of the Company, in order to constitute a quorum, except at special elections of directors, as provided by law, but less than a quorum shall have power to adjourn any meeting.

SECTION 4. The Chairman of the Board or, in his absence, the Chief Executive Officer or, in his absence, the President or, in their absence, the senior officer present, shall preside at meetings of the stockholders and shall direct the proceedings and the order of business. The Secretary shall act as secretary of such meetings and record the proceedings.


                                   ARTICLE II

                                    DIRECTORS


SECTION 1. The affairs of the Company shall be managed and its corporate powers exercised by a Board of Directors consisting of such number of directors, but not less than ten nor more than twenty-five, as may from time to time be fixed by resolution adopted by a majority of the directors then in office, or by the stockholders. In the event of any increase in the number of directors, additional directors may be elected within the limitations so fixed, either by the stockholders or within the limitations imposed by law, by a majority of directors then in office. One-third of the number of directors, as fixed from time to time, shall constitute a quorum. Any one or more members of the Board of Directors or any Committee thereof may participate in a meeting of the Board of Directors or Committee thereof by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting.

All directors hereafter elected shall hold office until the next annual meeting of the stockholders and until their successors are elected and have qualified. No person who shall have attained age 72 shall be eligible to be elected or re-elected a director. Such director may, however, remain a director of the Company until the next annual meeting of the stockholders of Bankers Trust New York Corporation (the Company's parent) so that such director's retirement will coincide with the retirement date from Bankers Trust New York Corporation.

No Officer-Director who shall have attained age 65, or earlier relinquishes his responsibilities and title, shall be eligible to serve as a director.

SECTION 2. Vacancies not exceeding one-third of the whole number of the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office, and the directors so elected shall hold office for the balance of the unexpired term.

SECTION 3. The Chairman of the Board shall preside at meetings of the Board of Directors. In his absence, the Chief Executive Officer or, in his absence, such other director as the Board of Directors from time to time may designate shall preside at such meetings.

SECTION 4. The Board of Directors may adopt such Rules and Regulations for the conduct of its meetings and the management of the affairs of the Company as it may deem proper, not inconsistent with the laws of the State of New York, or these By-Laws, and all officers and employees shall strictly adhere to, and be bound by, such Rules and Regulations.

SECTION 5. Regular meetings of the Board of Directors shall be held from time to time on the third Tuesday of the month. If the day appointed for holding such regular meetings shall be a legal holiday, the regular meeting to be held on such day shall be held on the next business day thereafter. Special meetings of the Board of Directors may be called upon at least two day's notice whenever it may be deemed proper by the Chairman of the Board or, the Chief Executive Officer or, in their absence, by such other director as the Board of Directors may have designated pursuant to Section 3 of this Article, and shall be called upon like notice whenever any three of the directors so request in writing.

SECTION 6. The compensation of directors as such or as members of committees shall be fixed from time to time by resolution of the Board of Directors.

                                   ARTICLE III

                                   COMMITTEES


SECTION 1. There shall be an Executive Committee of the Board consisting of not less than five directors who shall be appointed annually by the Board of Directors. The Chairman of the Board shall preside at meetings of the Executive Committee. In his absence, the Chief Executive Officer or, in his absence, such other member of the Committee as the Committee from time to time may designate shall preside at such meetings.

The Executive Committee shall possess and exercise to the extent permitted by law all of the powers of the Board of Directors, except when the latter is in session, and shall keep minutes of its proceedings, which shall be presented to the Board of Directors at its next subsequent meeting. All acts done and powers and authority conferred by the Executive Committee from time to time shall be and be deemed to be, and may be certified as being, the act and under the authority of the Board of Directors.

A majority of the Committee shall constitute a quorum, but the Committee may act only by the concurrent vote of not less than one-third of its members, at least one of whom must be a director other than an officer. Any one or more directors, even though not members of the Executive Committee, may attend any meeting of the Committee, and the member or members of the Committee present, even though less than a quorum, may designate any one or more of such directors as a substitute or substitutes for any absent member or members of the Committee, and each such substitute or substitutes shall be counted for quorum, voting, and all other purposes as a member or members of the Committee.

SECTION 2. There shall be an Audit Committee appointed annually by resolution adopted by a majority of the entire Board of Directors which shall consist of such number of directors, who are not also officers of the Company, as may from time to time be fixed by resolution adopted by the Board of Directors. The Chairman shall be designated by the Board of Directors, who shall also from time to time fix a quorum for meetings of the Committee. Such Committee shall conduct the annual directors' examinations of the Company as required by the New York State Banking Law; shall review the reports of all examinations made of the Company by public authorities and report thereon to the Board of Directors; and shall report to the Board of Directors such other matters as it deems advisable with respect to the Company, its various departments and the conduct of its operations.

In the performance of its duties, the Audit Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Company, to make studies of the Company's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Company and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Company, including its fiduciary departments, are being audited by the General Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the General Auditor to make such investigation as it deems necessary or advisable with respect to the Company, its various departments and the conduct of its operations. The

Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairman.

SECTION 3. The Board of Directors shall have the power to appoint any other Committees as may seem necessary, and from time to time to suspend or continue the powers and duties of such Committees. Each Committee appointed pursuant to this Article shall serve at the pleasure of the Board of Directors.

                                   ARTICLE IV

                                    OFFICERS

SECTION 1. The Board of Directors shall elect from among their number a Chairman of the Board and a Chief Executive Officer; and shall also elect a President, and may also elect a Senior Vice Chairman, one or more Vice Chairmen, one or more Executive Vice Presidents, one or more Senior Managing Directors, one or more Managing Directors, one or more Senior Vice Presidents, one or more Principals, one or more Vice Presidents, one or more General Managers, a Secretary, a Controller, a Treasurer, a General Counsel, one or more Associate General Counsels, a General Auditor, a General Credit Auditor, and one or more Deputy Auditors, who need not be directors. The officers of the corporation may also include such other officers or assistant officers as shall from time to time be elected or appointed by the Board. The Chairman of the Board or the Chief Executive Officer or, in their absence, the President, the Senior Vice Chairman or any Vice Chairman, may from time to time appoint assistant officers. All officers elected or appointed by the Board of Directors shall hold their respective offices during the pleasure of the Board of Directors, and all assistant officers shall hold office at the pleasure of the Board or the Chairman of the Board or the Chief Executive Officer or, in their absence, the President, the Senior Vice Chairman or any Vice Chairman. The Board of Directors may require any and all officers and employees to give security for the faithful performance of their duties.

SECTION 2. The Board of Directors shall designate the Chief Executive Officer of the Company who may also hold the additional title of Chairman of the Board, President, Senior Vice Chairman or Vice Chairman and such person shall have, subject to the supervision and direction of the Board of Directors or the Executive Committee, all of the powers vested in such Chief Executive Officer by law or by these By-Laws, or which usually attach or pertain to such office. The other officers shall have, subject to the supervision and direction of the Board of Directors or the Executive Committee or the Chairman of the Board or, the Chief Executive Officer, the powers vested by law or by these By-Laws in them as holders of their respective offices and, in addition, shall perform such other duties as shall be assigned to them by the Board of Directors or the Executive Committee or the Chairman of the Board or the Chief Executive Officer.

The General Auditor shall be responsible, through the Audit Committee, to the Board of Directors for the determination of the program of the internal audit function and the evaluation of the adequacy of the system of internal controls. Subject to the Board of Directors, the General Auditor shall have and may exercise all the powers and shall perform all the duties usual to such office and shall have such other powers as may be prescribed or assigned to him from time to time by the Board of Directors or vested in him by law or by these By-Laws. He shall perform such other duties and shall make such investigations, examinations and reports as may be prescribed or required by the Audit

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

Committee. The General Auditor shall have unrestricted access to all records and premises of the Company and shall delegate such authority to his subordinates. He shall have the duty to report to the Audit Committee on all matters concerning the internal audit program and the adequacy of the system of internal controls of the Company which he deems advisable or which the Audit Committee may request. Additionally, the General Auditor shall have the duty of reporting independently of all officers of the Company to the Audit Committee at least quarterly on any matters concerning the internal audit program and the adequacy of the system of internal controls of the Company that should be brought to the attention of the directors except those matters responsibility for which has been vested in the General Credit Auditor. Should the General Auditor deem any matter to be of special immediate importance, he shall report thereon forthwith to the Audit Committee. The General Auditor shall report to the Chief Financial Officer only for administrative purposes.

The General Credit Auditor shall be responsible to the Chief Executive Officer and, through the Audit Committee, to the Board of Directors for the systems of internal credit audit, shall perform such other duties as the Chief Executive Officer may prescribe, and shall make such examinations and reports as may be required by the Audit Committee. The General Credit Auditor shall have unrestricted access to all records and may delegate such authority to subordinates.

SECTION 3. The compensation of all officers shall be fixed under such plan or plans of position evaluation and salary administration as shall be approved from time to time by resolution of the Board of Directors.

SECTION 4. The Board of Directors, the Executive Committee, the Chairman of the Board, the Chief Executive Officer or any person authorized for this purpose by the Chief Executive Officer, shall appoint or engage all other employees and agents and fix their compensation. The employment of all such employees and agents shall continue during the pleasure of the Board of Directors or the Executive Committee or the Chairman of the Board or the Chief Executive Officer or any such authorized person; and the Board of Directors, the Executive Committee, the Chairman of the Board, the Chief Executive Officer or any such authorized person may discharge any such employees and agents at will.

                                    ARTICLE V

                INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

SECTION 1. The Company shall, to the fullest extent permitted by Section 7018 of the New York Banking Law, indemnify any person who is or was made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, whether involving any actual or alleged breach of duty, neglect or error, any accountability, or any actual or alleged misstatement, misleading statement or other act or omission and whether brought or threatened in any court or administrative or legislative body or agency, including an action by or in the right of the Company to procure a judgment in its favor and an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Company is servicing or served in any capacity at the request of the Company by reason of the fact that he, his testator or intestate, is or was a director or officer of the Company, or is serving or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement, and costs, charges and expenses, including attorneys' fees, or any appeal therein; provided, however, that no indemnification shall be provided to any such person if a judgment or other final adjudication adverse to the director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

SECTION 2. The Company may indemnify any other person to whom the Company is permitted to provide indemnification or the advancement of expenses by applicable law, whether pursuant to rights granted pursuant to, or provided by, the New York Banking Law or other rights created by (i) a resolution of stockholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, it being expressly intended that these By-Laws authorize the creation of other rights in any such manner.

SECTION 3. The Company shall, from time to time, reimburse or advance to any person referred to in Section 1 the funds necessary for payment of expenses, including attorneys' fees, incurred in connection with any action or proceeding referred to in Section 1, upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to the director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

SECTION 4. Any director or officer of the Company serving (i) another corporation, of which a majority of the shares entitled to vote in the election of its directors is held by the Company, or (ii) any employee benefit plan of the Company or any corporation referred to in clause (i) in any capacity shall be deemed to be doing so at the request of the Company. In all other cases, the provisions of this Article V will apply (i) only if the person serving another corporation or any partnership, joint venture, trust, employee benefit plan or

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

other enterprise so served at the specific request of the Company, evidenced by a written communication signed by the Chairman of the Board, the Chief Executive Officer or the President, and (ii) only if and to the extent that, after making such efforts as the Chairman of the Board, the Chief Executive Officer or the President shall deem adequate in the circumstances, such person shall be unable to obtain indemnification from such other enterprise or its insurer.

SECTION 5. Any person entitled to be indemnified or to the reimbursement or advancement of expenses as a matter of right pursuant to this Article V may elect to have the right to indemnification (or advancement of expenses) interpreted on the basis of the applicable law in effect at the time of occurrence of the event or events giving rise to the action or proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time indemnification is sought.

SECTION 6. The right to be indemnified or to the reimbursement or advancement of expense pursuant to this Article V (i) is a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Company and the director or officer, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto.

SECTION 7. If a request to be indemnified or for the reimbursement or advancement of expenses pursuant hereto is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses of prosecuting such claim. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstance, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

SECTION 8. A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in Section 1 shall be entitled to indemnification only as provided in Sections 1 and 3, notwithstanding any provision of the New York Banking Law to the contrary.

                                   ARTICLE VI

                                      SEAL


SECTION 1. The Board of Directors shall provide a seal for the Company, the counterpart dies of which shall be in the charge of the Secretary of the Company and such officers as the Chairman of the Board, the Chief Executive Officer or the Secretary may from time to time direct in writing, to be affixed to certificates of stock and other documents in accordance with the directions of the Board of Directors or the Executive Committee.

SECTION 2. The Board of Directors may provide, in proper cases on a specified occasion and for a specified transaction or transactions, for the use of a printed or engraved facsimile seal of the Company.


                                   ARTICLE VII

                                  CAPITAL STOCK


SECTION 1. Registration of transfer of shares shall only be made upon the books of the Company by the registered holder in person, or by power of attorney, duly executed, witnessed and filed with the Secretary or other proper officer of the Company, on the surrender of the certificate or certificates of such shares properly assigned for transfer.


                                  ARTICLE VIII

                                  CONSTRUCTION


SECTION 1. The masculine gender, when appearing in these By-Laws, shall be deemed to include the feminine gender.


                                   ARTICLE IX

                                   AMENDMENTS


SECTION 1. These By-Laws may be altered, amended or added to by the Board of Directors at any meeting, or by the stockholders at any annual or special meeting, provided notice thereof has been given.

I, Peter Becker, Assistant Secretary of Bankers Trust Company, New York, New York, hereby certify that the foregoing is a complete, true and correct copy of the By-Laws of Bankers Trust Company, and that the same are in full force and effect at this date.



                                                         Peter Becker
                                                    -------------------------
                                                      ASSISTANT SECRETARY



DATED: October __,  1998

Legal Title of Bank:Bankers Trust Company  Call Date:06/30/98  ST-BK:36-4840
Address:            130 Liberty Street     Vendor ID: D        CERT:00623
City, State    ZIP: New York, NY  10006
FDIC Certificate No.:| 0 | 0 | 6 | 2 | 3

FFIEC 031
Page RC-1
11



Consolidated  Report of  Condition  for  Insured  Commercial  and
State-Chartered Savings Banks for June 30, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                        ---------------
                                                                                                                |  C400    |
                                                              Dollar Amounts in Thousands        |  RCFD    Bil Mil Thou   |
ASSETS                                                                                           |  / / / / / / / / / / /  |
  1.    Cash and balances due from depository institutions (from Schedule RC-A):                 |  / / / / / / / / / / / /
         a.   Noninterest-bearing balances and currency and coin (1) ................     |   0081              1,868,000   |1.a.
         b.   Interest-bearing balances (2) ..............................................|   0071              2,041,000   |1.b.
  2.    Securities:                                                                              |  / / / / / / / / / /     |
         a.   Held-to-maturity securities (from Schedule RC-B, column A) .................|   1754                      0   |2.a.
         b.   Available-for-sale securities (from Schedule RC-B, column D)............... |   1773              7,419,000   |2.b.
  3.   Federal funds sold and securities purchased under agreements to resell...........  |   1350             41,837,000   |3.
  4.   Loans and lease financing receivables:                                                    |   / / / / / / / / //     |
        a.   Loans and leases, net of unearned income (from Schedule RC-C)               RCFD 2122             20,707,000   |4.a.
        b.   LESS:   Allowance for loan and lease losses.................................RCFD 3123                629,000   |4.b.
        c.   LESS:   Allocated transfer risk reserve ................................. ..RCFD 3128                      0   |4.c.
        d.   Loans and leases, net of unearned income,                                           |   / / / / / / / / / /    |
             allowance, and reserve (item 4.a minus 4.b and 4.c) .......................  |   2125             20,078,000   |4.d.
  5.   Trading Assets (from schedule RC-D)  ..............................................|   3545             49,665,000   |5.
  6.   Premises and fixed assets (including capitalized leases) ........................  |   2145                848,000   |6.
  7.   Other real estate owned (from Schedule RC-M) ....................................  |   2150                180,000   |7.
  8.   Investments in unconsolidated subsidiaries and associated companies
       (from Schedule RC-M)                                                               |   2130                 92,000   |8.
  9.   Customers' liability to this bank on acceptances outstanding ......................|   2155                512,000   |9.
 10.   Intangible assets (from Schedule RC-M) ............................................|   2143                270,000   |10.
 11.   Other assets (from Schedule RC-F) .................................................|   2160              6,442,000   |11.
 12.   Total assets (sum of items 1 through 11) ..........................................|   2170            131,252,000   |12.

--------------------------
(1)      Includes cash items in process of collection and unposted debits.
(2)      Includes time certificates of deposit not held for trading.

Legal Title of Bank:Bankers Trust Company  Call Date:06/30/98  ST-BK:36-4840
Address:            130 Liberty Street     Vendor ID: D        CERT:00623
City, State    ZIP: New York, NY  10006
FDIC Certificate No.:| 0 | 0 | 6 | 2 | 3

FFIEC 031
Page RC-1
11

Schedule RC--Continued

                                                              Dollar Amounts in Thousands        |  RCFD    Bil Mil Thou   |
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 13.   Deposits:
         a.   In domestic offices (sum of totals of columns A and C from
               Schedule RC-E, part I)                                                     | RCON 2200         26,791,000   |13.a.
         (1)   Noninterest-bearing(1) ............................                          RCON 6631          3,362,000   |13.a.(1)
         (2)  Interest-bearing ..................................                           RCON 6636         23,429,000   |13.a.(2)
         b.   In foreign offices, Edge and Agreement subsidiaries, and
              IBFs (from Schedule RC-E part II)                                           | RCFN 2200         22,089,000   |13.b.
         (1)   Noninterest-bearing .................................                        RCFN 6631          1,810,000   |13.b.(1)
         (2)   Interest-bearing ....................................                        RCFN 6636         20,279,000   |13.b.(2)
14.    Federal funds purchased and securities sold under agreements to repurchase         | RCFD 2800         19,274,000   |14.
15.      a.   Demand notes issued to the U.S. Treasury ...............                    | RCON 2840                  0   |15.a.
         b.   Trading liabilities (from Schedule RC-D)................                    | RCFD 3548         30,729,000   |15.b.
16.    Other borrowed money (includes mortgage indebtedness and obligations
       under capitalized leases):                                                         |  / / / / / / / / / / / / / / / |
         a.   With a remaining maturity of one year or less ........................      | RCFD 2332          7,891,000   |16.a.
         b.   With a remaining maturity of more than one year  through three years..      | A547               3,576,000   |16.b.
         c.   With a remaining maturity of more than three years....................      | A548               2,872,000   |16.c
17.    Not Applicable.                                                                    | / / / / / / / / / / / / / / /  |17.
18.    Bank's liability on acceptances executed and outstanding ....................      | RCFD 2920            512,000   |18.
19.    Subordinated notes and debentures (2)........................................      | RCFD 3200          1,534,000   |19.
20.    Other liabilities (from Schedule RC-G) ......................................      | RCFD 2930          9,202,000   |20.
21.    Total liabilities (sum of items 13 through 20) ..............................      | RCFD 2948        124,470,000   |21.
22.    Not Applicable                                                                     | / / / / / / / / / / / / / / / /|22.

EQUITY CAPITAL
23.    Perpetual preferred stock and related surplus ...............................      | RCFD 3838          1,000,000   |23.
24.    Common stock ................................................................      | RCFD 3230          2,001,000   |24.
25.    Surplus (exclude all surplus related to preferred stock) ....................      | RCFD 3839            540,000   |25.
26.      a.   Undivided profits and capital reserves ...............................      | RCFD 3632          3,693,000   |26.a.
         b.   Net unrealized holding gains (losses) on available-for-sale securities      | RCFD 8434            (71,000)  |26.b.
27.    Cumulative foreign currency translation adjustments .........................      | RCFD 3284           (381,000)  |27.
28.    Total equity capital (sum of items 23 through 27) ...........................      | RCFD 3210          6,782,000   |28.
29.    Total liabilities and equity capital (sum of items 21 and 28)................      | RCFD 3300        131,252,000   |29


Memorandum
To be reported only with the March Report of Condition.
   1.    Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external ____________________ Number auditors as of any
         date during 1997   ..............................................................| RCFD 6724                N/A   |  M.1

1    =   Independent audit of the bank conducted in accordance         4    =   Directors' examination of the bank performed by
         with generally accepted auditing standards by a certified              other external auditors (may be required by state
         public accounting firm which submits a report on the bank              chartering authority)
2    =   Independent audit of the bank's parent holding company        5    =   Review of the bank's financial statements by
         conducted in accordance with generally accepted auditing               external auditors
         standards by a certified public accounting firm which         6    =   Compilation of the bank's financial statements by
         submits a report on the consolidated holding company                   external auditors
         (but not on the bank separately)                              7    =   Other audit procedures (excluding tax preparation
3    =   Directors' examination of the bank conducted in                        work)
         accordance with generally  accepted  auditing  standards      8    =   No external audit work
         by a certified public accounting firm (may be required by
         state chartering authority)
----------------------
(1)      Including total demand deposits and noninterest-bearing time and savings deposits.
(2)      Includes limited-life preferred stock and related surplus.



  1 Denominations of $1,000 and integral multiples thereof.

  2 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

  1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.